Exhibit 10.8

PAYMENT PROCESSING SUPPORT SERVICES AGREEMENT

THIS PAYMENT PROCESSING SUPPORT SERVICES AGREEMENT (the “Agreement”) is entered into as of January 20, 2014 (the “Effective Date”), by and between Elavon, Inc. (“Elavon”) and Virgin America Inc. (“Client”). In the event of a conflict between the provisions set forth below and those contained in any Schedule, the provisions set forth below shall govern.

WHEREAS Client, U.S. Bank National Association (“U.S. Bank”), U.S. Bank National Association, acting through its Canadian branch (“U.S. Bank Canada”), Elavon Canada Company (“Elavon Canada”) and Elavon Financial Services Limited (“Elavon International” and together with U.S. Bank, U.S. Bank Canada and Elavon Canada, the “Processors”) are parties to those agreements identified on Exhibit A pursuant to which the Processors process certain payments made to Client using VISA and MasterCard credit and/or debit cards (the “Merchant Processing Agreements”);

WHEREAS, Elavon, a wholly-owned subsidiary of U.S. Bank, is a provider of electronic payment processing and related services including the services described below; and

WHEREAS Client wishes to engage Elavon to provide the Chargeback Management Services identified in Schedule 1 (all such services and any additional services added through the execution of a joinder, the “Services”)

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

1. SERVICES.

A. Services. Elavon shall provide to Client the Services in accordance with the terms set forth herein and in the applicable Schedule. Elavon and Client may agree in writing from time to time to amend any of the Schedules. Additionally, Services may be added to this Agreement by the execution by Client and Elavon of a Joinder in the form of Exhibit B hereto.

B. Standards, Qualifications. All Services shall be provided in accordance with all applicable federal, state or local statutes, regulations, or ordinances, all applicable regulations of the Card Associations, including the PCI Data Security Standards, and the service level standards set forth in the applicable Schedule. Elavon shall ensure that all employees providing Services hereunder have received all necessary or appropriate training.

2. COMPENSATION. Elavon shall receive a fee for the provision of the Services in accordance with the amounts and schedule set forth in each Schedule for the Services. Client shall pay Elavon its fees for providing the Services at the times set forth in the applicable Schedules.

3. MERCHANT PROCESSING AGREEMENTS. Nothing herein shall affect the Client’s rights and obligations contained in the Merchant Processing Agreements or any other agreement or arrangement between or among Elavon, the Processors or their affiliates on the one hand, and Client or its affiliates on the other. Client acknowledges that pursuant to its rights under the Merchant Processing Agreements, the Processors have delegated certain responsibilities to Elavon, which will enable Elavon to perform the Services under this Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4. TERM AND TERMINATION.

A. Term, Renewal. The initial term of this Agreement shall commence on the Effective Date, and shall continue until ***** after the Effective Date. ***** provided, however, that during such renewal period the Agreement may be terminated by a party by providing at least ninety (90) days prior written notice to the other party of its desire to terminate the Agreement.

B. Additional Termination Rights. Notwithstanding Section 4.A, either party may terminate this Agreement in the event of:

(1) a material breach by the other party, if the non-breaching party first shall give written notice to the breaching party identifying the breach and stating that the Agreement shall terminate unless the breach is cured within thirty (30) days of the notice; or

(2) the other party becomes bankrupt, seeks protection from its creditors, or invokes protection under any federal or state insolvency legislation, with such termination to be without prejudice to other recourse against such other party.

C. Termination Based Upon Certain Threatened Actions. Notwithstanding Section 4.A, either party may terminate this Agreement (or the provision of any single Service) at any time upon provision of written notice to the other party if *****

5. CONFIDENTIALITY. During the term of this Agreement, Elavon and Client may become privy to or aware of proprietary or confidential information of the other entities. Each entity (1) will maintain in confidence all such proprietary or confidential information, (2) will not disclose such information to any third parties, and particularly not to other existing or potential contractors or customers, except with the other entities’ consent or to the extent required by law, and (3) will not use the information for any other purposes other than those of this Agreement. Elavon agrees that all Cardholder Account Information (as defined in the Merchant Processing Agreements) will be treated as confidential and handled in accordance with the terms of the Merchant Processing Agreements as if Elavon was a party thereto.

6. MARKS. Elavon shall not use Client’s name or marks or refer to Client directly or indirectly in any media release, public announcement or public disclosure (other than in required regulatory filings) relating to this Agreement, without the written consent of Client prior to each such use or release.

7. INDEMNIFICATION.

A. Elavon Indemnity. Elavon shall indemnify, defend and hold harmless Client and Client’s affiliates, and each of their officers, directors, employees and agents (collectively, the “Client Indemnified Parties”), from and against all liabilities, obligations, losses, damages, deficiencies, penalties, taxes, levies, fines, judgments, settlements, expenses (including attorneys’ and accountants’ fees and disbursements) and costs arising from a claim, demand, proceeding, suit or action by a third party (“Third Party Claims”), incurred by or asserted against any of the Client Indemnified Parties to the extent such Third Party Claims relate to, arise out of or result from (i) Elavon’s failure to perform or improper performance under this Agreement; (ii) any actual or alleged infringement or misappropriation of any patent, trademark, publicity right, copyright, moral right, database right, domain name, trade secret or the like by any Services or any other information or items provided by Elavon pursuant to this Agreement; (iii) Elavon’s failure to comply with any laws in connection with the Services; or (iv) any claim of breach of cardholder data or other privacy breach (each claim under (iv) a “Data Breach Claim”) where the cause of action is based upon any Elavon Indemnified Parties’ (defined below) acts or omissions.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

B. Client Indemnity. Client shall indemnify, defend and hold harmless Elavon, and Elavon’s affiliates, and each of their officers, directors, employees and agents (collectively, the “Elavon Indemnified Parties”), from and against all Third Party Claims incurred by or asserted against any of the Elavon Indemnified Parties to the extent such Third Party Claims relate to, arise out of or result from: (i) Client’s failure to perform or improper performance under this Agreement; (ii) Client’s failure to comply with any laws applicable to Client in its receipt of the Services under this Agreement and (iii) any Data Breach Claim where the cause of action is based upon any Indemnified Client Parties’ acts or omissions.

C. Indemnity Procedures. Promptly after a party seeking indemnification obtains knowledge of the existence or commencement of a Third Party Claim, the party to be indemnified will notify the other party of such Third Party Claim in writing; provided, however, that any failure to give such notice will not waive any rights of the indemnified party except to the extent that the rights of the indemnifying party are actually prejudiced thereby. The indemnified party will reasonably cooperate with the indemnifying party in the defense and settlement of such Third Party Claim. The indemnifying party may settle any Third Party Claim without the indemnified party’s written consent unless such settlement (a) does not include a release of all covered claims pending against the indemnified party; (b) contains an admission of liability or wrongdoing by the indemnified party; or (c) imposes any obligations upon the indemnified party other than an obligation to stop using any infringing items.

8. MISCELLANEOUS.

A. Notice. Any notice given hereunder shall be in writing, shall be delivered personally or mailed by certified or registered mail, postage prepaid, with return receipt requested, and shall be addressed to the appropriate party at the following address:

If to Client:

Virgin America Inc.

555 Airport Blvd.

Burlingame, CA 94010

Attn: Chief Financial Officer

If to Elavon:

Elavon, Inc.

Two Concourse Parkway, Suite 800

Atlanta, GA 30328

Attention: General Counsel

or to such other address as may have been furnished by a party to the other party in writing, and any notice mailed as provided in this Section shall be deemed to have been given on the date of mailing.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

B. Independent Contractor. In the performance of the duties undertaken by Elavon hereunder, it is mutually understood and agreed that Elavon and the employees or agents of Elavon providing Services hereunder are independent contractors with respect to Client, and nothing in this Agreement is intended nor shall it be construed to create between Client, Elavon and/or their employees or agents an employer/employee relationship, a joint venture relationship, a principal/agent relationship, or any relationship other than that of independent entities contracting with each other solely for the purpose of carrying out the terms and conditions of this Agreement.

C. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successor(s) or permitted assign(s). Neither party may assign this Agreement or any of its obligations or interest hereunder without the written consent of the other party, which consent shall not be unreasonably withheld. The foregoing notwithstanding, should either party assign this Agreement, with the other party’s consent, to a successor in interest, said successor entity shall agree in writing to assume and be bound by all of the terms and restrictions hereof without modification.

D. Entire Agreement. This Agreement, including any referenced Schedules and Exhibits hereto and those provisions of the Merchant Processing Agreements referenced in Section 3 hereof, constitutes the entire agreement between the parties and supersedes all proposals, oral and written, and all other communications between the parties, in relation to the subject matter of this Agreement.

E. Amendment. Except as otherwise provided herein, no amendment of this Agreement or any Exhibit hereto shall be effective until reduced to writing and executed by the parties hereto.

F. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

G. Headings. The headings of each Section are inserted solely for purposes of convenience and shall not alter the meaning of the Agreement.

H. Authority. Both Parties represent and warrant that each is authorized to execute this Agreement.

I. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which counterparts of this Agreement, when taken together, shall constitute one and the same instrument.

J. Audit and Other Reports. Client and/or its duly authorized representatives shall have the right no more than one time in any calendar year, upon thirty (30) days advance written notice, during normal business hours, to review and inspect relevant records of Services provided to Client to such extent as shall be reasonably necessary to verify Elavon’s compliance with the terms of this Agreement including the accuracy of Elavon’s charges to Client. Such review and inspection shall be at the Client’s sole cost and expense. Should any such inspection reveal Client was overcharged or that it overpaid any amount under the Agreement, Elavon shall immediately refund and remit such overcharge and/or overpayment to Client. Elavon shall exert its best efforts to correct all material problems disclosed by any such audit.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have duly executed this Agreement in duplicate as of the date first stated above.

ELAVON, INC.		VIRGIN AMERICA INC.

By:	/s/ John R. Follert	By:	/s/ Peter D. Hunt
Title:	Head of Airline Acquiring, SVP	Title:	SVP & Chief Financial Officer

Date:	January 20, 2014	Date:	January 7, 2013

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1

CHARGEBACK MANAGEMENT SERVICES

1. Services Statement. Elavon shall make reasonable efforts to defend and re-present all incoming Visa and MasterCard chargebacks (“Chargeback Services Program” or “Program”) on behalf of Client in accordance with the Services Overview set forth below. Elavon will follow and comply with all applicable Visa and MasterCard operating guidelines, regulations and standards. If Elavon is unable to successfully defend and re-present a chargeback on behalf of Client, Elavon will provide Client with the originating Card Association chargeback advice and corresponding financial debit in a mutually agreeable manner no later than 15 days after original receipt of the chargeback advice and debit through the respective Card Association.

2. Reporting. Elavon shall implement financial and managerial/billing reporting to support the Chargeback Service Program. Reporting will be designed, implemented and delivered in a mutually agreeable manner. Parties may alter reporting from time-to-time with mutual consent.

3. Services Overview. Elavon shall, in its sole reasonable discretion:

i)	Implement the Program within Elavon’s chargeback managed services operations team;

ii)	Equip the Program with team members and technology optimally positioned to support Client’s industry sector and unique requirements;

iii)	Deliver the Program in a manner that improves re-presentment success rates and reduces chargeback-related losses;

iv)	Provide Client’s management team with reporting and analysis that supports financial and managerial control, reconciliation and performance measurement objectives as communicated to Elavon;

v)	Optimize the Program over time with additional technology; automation and chargeback type support as appropriate. Parties may extend or enhance program services from time-to-time by mutual agreement;

vi)	Establish ARC Debit Memo Servicing Program within Elavon’s chargeback managed service operations team.

4. Client responsibilities: Provide Elavon access to ticketing and other agreed internal administration systems to support Elavon’s provision of the Program. The parties may alter or enhance system access and processes to support the Program from time to time by mutual agreement. Client shall configure the access rights for Elavon chargeback services team to Client’s ticketing and other systems to permit chargeback resolution and re-presentment processes to take place. Client shall ensure its systems are consistently available to Elavon employees and agents supporting the Program. Client shall also ensure its system access rights are defined in a manner to permit access to travel data for all card products (e.g. Visa and MasterCard) supported in the Program.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5. Compensation for Services. Elavon shall assess ***** fee calculated as ***** The fee will ***** Client shall not be responsible for any transfer of funds from Processors to Elavon with respect to Elavon’s fees due under this Schedule.

*****
*****	*****
*****
*****
*****	*****
*****
*****	*****
*****	*****
*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A

MERCHANT PROCESSING AGREEMENTS

1. Signatory Agreement (U.S. Visa and MasterCard transactions) dated as of November 5, 2009 between Virgin America Inc. and U.S. Bank National Association (as amended and supplemented from time to time) (the “U.S. Agreement”).

2. Signatory Agreement (Canadian VISA Transactions) dated as of June 1, 2010 between Virgin America, Inc. and U.S. Bank National Association, acting through its Canadian branch (as amended and supplemented from time to time (the “VISA Canada Agreement”).

3. Signatory Agreement (Canadian MasterCard Transactions) dated as of June 1, 2010 between Virgin America, Inc. and Elavon Canada Company (as amended and supplemented from time to time (the “MasterCard Canada Agreement”).

4. Signatory Agreement (International Transactions) dated as of August 14, 2012 between Virgin America, Inc. and Elavon Financial Services Limited (as amended and supplemented from time to time (the “International Agreement”).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

JOINDER TO PAYMENT PROCESSING SUPPORT SERVICES AGREEMENT

Reference is hereby made to that certain Payment Processing Support Services Agreement (the “Agreement”) entered into as of [            ] [    ], 20        , by and between Elavon, Inc. (“Elavon”) and Virgin America Inc. (“Client”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

Client and Elavon hereby agree that the Agreement shall be amended to add the additional services of [            ] (the “[            ] Services”) identified in Schedule 1 [and 2] to this Joinder to the Agreement and the Agreement shall be deemed amended so as to include such additional services within the definition of “Services” as if such services were originally identified in the Agreement. The delivery of [            ] Services shall commence on the Commencement Date (defined below).

For the avoidance of doubt, any references in this Joinder to a Schedule shall be deemed a reference to the Schedule attached hereto and not to any Schedule attached to the Agreement or any other Joinder. Other than through the addition of services, this Joinder does not otherwise modify or amend the Agreement or any Merchant Processing Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Joinder in duplicate as of [            ] [    ], 201     (the “Commencement Date”).

ELAVON, INC.	VIRGIN AMERICA INC.

By:	By:

Title:	Title:

Date:	Date:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.